Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Schedule of Investments.

	Shares	Value (Note 1)
COMMON STOCKS - 92.9%
Communication Services - 12.2%
Alphabet Inc., Class C * (A)	4,900	$5,973,100
CenturyLink Inc. (A)	256,000	3,194,880
Discovery Inc., Class C * (A)	169,000	4,160,780
T-Mobile U.S. Inc. * (A)	57,500	4,529,275
		17,858,035
Consumer Discretionary - 7.0%
General Motors Co. (A)	129,200	4,842,416
Lowe's Cos. Inc. (A)	28,000	3,078,880
TJX Cos. Inc./The (A)	43,000	2,396,820
		10,318,116
Consumer Staples - 7.4%
Archer-Daniels-Midland Co. (A)	94,000	3,860,580
JM Smucker Co./The (A)	35,400	3,894,708
PepsiCo Inc. (A)	22,700	3,112,170
		10,867,458
Energy - 9.9%
Apache Corp.	111,200	2,846,720
Baker Hughes, a GE Co. (A)	141,100	3,273,520
Canadian Natural Resources Ltd.	125,700	3,347,391
EOG Resources Inc. (A)	35,000	2,597,700
Range Resources Corp. (B)	242,000	924,440
Transocean Ltd. *	345,000	1,542,150
		14,531,921
Financials - 14.5%
Bank of America Corp. (A)	159,900	4,664,283
Berkshire Hathaway Inc., Class B * (A)	18,400	3,827,568
JPMorgan Chase & Co. (A)	39,000	4,589,910
Northern Trust Corp. (A)	45,000	4,199,400
Regions Financial Corp. (A)	246,200	3,894,884
		21,176,045
Health Care - 9.5%
Baxter International Inc. (A)	53,000	4,635,910
CVS Health Corp. (A)	44,800	2,825,536
Gilead Sciences Inc. (A)	30,100	1,907,738
Zimmer Biomet Holdings Inc. (A)	33,000	4,529,910
		13,899,094
Industrials - 6.2%
Fastenal Co. (A)	93,000	3,038,310
FedEx Corp. (A)	18,900	2,751,273
General Dynamics Corp. (A)	18,000	3,289,140
		9,078,723
Information Technology - 9.8%
Accenture PLC, Class A (A)	12,000	2,308,200
Microsoft Corp. (A)	28,000	3,892,840

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Texas Instruments Inc. (A)				24,000	3,101,760
Visa Inc., Class A (A)				13,000	2,236,130
Xilinx Inc. (A)				29,000	2,781,100
					14,320,030
Materials - 12.5%
Alcoa Corp. *				107,500	2,157,525
Corteva Inc. *				25,000	700,000
Dow Inc. *				25,000	1,191,250
DuPont de Nemours Inc.				25,000	1,782,750
Freeport-McMoRan Inc.				327,900	3,138,003
Newmont Goldcorp Corp. (A)				166,200	6,302,304
Steel Dynamics Inc. (A)				100,500	2,994,900
					18,266,732
Utilities - 3.9%
AES Corp. (A)				185,000	3,022,900
Sempra Energy (A)				18,000	2,656,980
					5,679,880
Total Common Stocks ( Cost $172,341,557 )					135,996,034
EXCHANGE TRADED FUNDS - 5.4%
Invesco DB Gold Fund				97,000	4,360,635
VanEck Vectors Gold Miners ETF (A)				135,600	3,621,876
Total Exchange Traded Funds ( Cost $7,249,039 )					7,982,511
SHORT-TERM INVESTMENTS - 4.9%
State Street Institutional U.S. Government Money Market Fund, 1.88%, Premier Class (C)				7,059,502	7,059,502
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07% (C) (D)				165,401	165,401
Total Short-Term Investments ( Cost $7,224,903 )					7,224,903
TOTAL INVESTMENTS - 103.2% ( Cost $186,815,499 )					151,203,448
TOTAL CALL OPTIONS WRITTEN - (1.1%)					(1,674,480)
NET OTHER ASSETS AND LIABILITIES - (3.2%)					(4,758,052)
TOTAL NET ASSETS - 100.0%					$146,445,396

*	Non-income producing.
(A)	All or a portion of these securities' positions, with a value of $121,987,681, represent covers (directly or through conversion rights) for outstanding options written.
(B)
All or a portion of these securities, with an aggregate fair value of $905,951, are on loan as part of a securities lending program. See footnote (D) and Note 4 for details on the securities lending program.

(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Written Option Contracts Outstanding at September 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Accenture PLC, Class A	$195.00	10/18/2019	(120)	(2,340,000)	$(21,000)	$(41,874)	$20,874
AES Corp.	17.00	11/15/2019	(1,850)	(3,145,000)	(37,000)	(25,828)	(11,172)
Alphabet Inc., Class C	1,200.00	10/18/2019	(13)	(1,560,000)	(44,265)	(47,436)	3,171

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Alphabet Inc., Class C	1,290.00	11/15/2019	(36)	(4,644,000)	(61,020)	(87,701)	26,681
Archer-Daniels-Midland Co.	41.50	10/18/2019	(940)	(3,901,000)	(49,350)	(37,668)	(11,682)
Baker Hughes Inc.	24.00	10/18/2019	(149)	(357,600)	(7,078)	(6,550)	(528)
Bank of America Corp.	28.00	10/18/2019	(800)	(2,240,000)	(120,800)	(47,968)	(72,832)
Bank of America Corp.	30.00	10/18/2019	(799)	(2,397,000)	(27,566)	(41,516)	13,950
Baxter International Inc.	90.00	11/15/2019	(530)	(4,770,000)	(86,655)	(75,058)	(11,597)
Berkshire Hathaway Finance Corp.	210.00	10/18/2019	(184)	(3,864,000)	(32,568)	(42,519)	9,951
CenturyLink Inc.	13.50	10/18/2019	(2,107)	(2,844,450)	(16,856)	(28,172)	11,316
CVS Health Corp.	62.50	10/18/2019	(448)	(2,800,000)	(71,232)	(47,264)	(23,968)
Discovery Inc., Class C	25.00	10/18/2019	(1,690)	(4,225,000)	(84,500)	(75,256)	(9,244)
EOG Resources Inc.	82.50	10/18/2019	(175)	(1,443,750)	(3,063)	(32,193)	29,130
Fastenal Co.	33.75	11/15/2019	(930)	(3,138,750)	(81,375)	(73,776)	(7,599)
FedEx Corp.	149.00	10/18/2019	(189)	(2,816,100)	(35,910)	(42,961)	7,051
General Dynamics Corp.	195.00	10/18/2019	(180)	(3,510,000)	(2,700)	(50,381)	47,681
General Motors Co.	39.00	10/18/2019	(650)	(2,535,000)	(17,550)	(39,624)	22,074
General Motors Co.	40.00	10/18/2019	(642)	(2,568,000)	(6,420)	(45,569)	39,149
Gilead Sciences Inc.	67.50	10/18/2019	(301)	(2,031,750)	(4,365)	(18,590)	14,225
JM Smucker Co./The	110.00	10/18/2019	(354)	(3,894,000)	(69,915)	(48,551)	(21,364)
JPMorgan Chase & Co.	115.00	10/18/2019	(200)	(2,300,000)	(68,000)	(25,000)	(43,000)
JPMorgan Chase & Co.	125.00	11/15/2019	(190)	(2,375,000)	(10,355)	(16,327)	5,972
Lowe's Cos. Inc.	115.00	11/15/2019	(280)	(3,220,000)	(37,380)	(60,807)	23,427
Microsoft Corp.	140.00	10/18/2019	(280)	(3,920,000)	(61,040)	(60,851)	(189)
Newmont Goldcorp Corp.	40.00	10/18/2019	(850)	(3,400,000)	(24,650)	(101,303)	76,653
Northern Trust Corp.	92.50	10/18/2019	(250)	(2,312,500)	(63,750)	(39,999)	(23,751)
Northern Trust Corp.	97.50	10/18/2019	(200)	(1,950,000)	(10,000)	(39,635)	29,635
PepsiCo Inc.	140.00	10/18/2019	(70)	(980,000)	(8,260)	(9,105)	845
PepsiCo Inc.	140.00	11/15/2019	(157)	(2,198,000)	(34,932)	(27,406)	(7,526)
Regions Financial Corp.	17.00	11/15/2019	(2,462)	(4,185,400)	(52,932)	(67,879)	14,947
Sempra Energy	145.00	10/18/2019	(180)	(2,610,000)	(71,100)	(26,899)	(44,201)
Steel Dynamics Inc.	31.00	10/18/2019	(1,005)	(3,115,500)	(55,274)	(44,180)	(11,094)
T-Mobile U.S. Inc.	83.00	10/18/2019	(278)	(2,307,400)	(5,699)	(23,316)	17,617
T-Mobile U.S. Inc.	82.50	11/15/2019	(297)	(2,450,250)	(39,056)	(46,611)	7,555
Texas Instruments Inc.	133.00	10/18/2019	(35)	(465,500)	(4,025)	(3,509)	(516)
Texas Instruments Inc.	135.00	11/15/2019	(205)	(2,767,500)	(48,892)	(39,450)	(9,442)
TJX Cos. Inc./The	52.50	10/18/2019	(311)	(1,632,750)	(108,850)	(57,211)	(51,639)
TJX Cos. Inc./The	55.00	10/18/2019	(119)	(654,500)	(18,445)	(20,157)	1,712
VanEck Vectors Gold Miners ETF	31.00	10/18/2019	(217)	(672,700)	(977)	(15,180)	14,203
Visa Inc., Class A	185.00	10/18/2019	(130)	(2,405,000)	(2,275)	(34,435)	32,160
Xilinx Inc.	115.00	10/18/2019	(290)	(3,335,000)	(2,175)	(56,693)	54,518
Zimmer Biomet Holdings Inc.	140.00	10/18/2019	(52)	(728,000)	(7,540)	(13,778)	6,238
Zimmer Biomet Holdings Inc.	145.00	11/15/2019	(278)	(4,031,000)	(57,685)	(97,173)	39,488
Total Call Options Written					$(1,674,480)	$(1,883,359)	$208,879

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Notes to Portfolio of Investments (unaudited)

1. Portfolio Valuation: Madison Covered Call & Equity Strategy Fund (the "Fund") values securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), which are valued at the NASDAQ official closing price ("NOCP"), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value ("NAV"). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

2. Fair Value Measurements: The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments

•
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended September 30, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the period ended September 30, 2019. As of and during the period ended September 30, 2019, the Fund did not hold securities deemed as Level 3 securities.

The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund's investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/19
Assets:1
Common Stocks	$135,996,034	$—	$—	$135,996,034
Exchange Traded Funds	7,982,511	—	—	7,982,511
Short-Term Investments	7,224,903	—	—	7,224,903
	$151,203,448	$—	$—	$151,203,448
Liabilities:[1]
Options Written	$(1,674,480)	$—	$—	$(1,674,480)
[1] Please see the Portfolio of Investments for a listing of all securities within each category.

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Notes to Portfolio of Investments (unaudited)

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, and results of operations.

The following table presents the types of derivatives in the Fund and their effect:

Derivatives not accounted for as hedging instruments	Liability Derivatives Fair Value
Equity Contracts, Options Written	$(1,674,480)

Recently Issued Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

3. Federal Income Tax Information: At September 30, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the Fund was as follows:

Cost	$186,815,499
Gross appreciation	2,075,111
Gross depreciation	(37,478,283)
Net depreciation	$(35,403,172)

4. Securities Lending: The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund's securities lending policies and procedures.Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program.The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio.Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default.The Fund does not have a master netting agreement.

As of September 30, 2019, the aggregate fair value of securities on loan for the Madison fund family was $905,951.Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Noncash collateral is invested in U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund's portfolio of investments for individual securities identified on loan.

	Fair Value on Loan	Cash Collateral	Non-Cash Collateral
Madison Covered & Equity Strategy	$905,951	$165,401	$812,871

5. Discussion of Risks:

Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Notes to Portfolio of Investments (unaudited)

Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives or other instruments and adversely affect such Fund’s performance and ability to pursue its investment objective.

Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Recent Market Developments Risk. Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2019

Madison Covered Call & Equity Strategy Fund Notes to Portfolio of Investments (unaudited)

meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Financial markets have come to expect significant legislative developments in the U.S. in the areas of health care, taxes, and infrastructure spending. Legislative outcomes which depart from expectations could result in increased market volatility. Ongoing fears of terror-related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

See accompanying Notes to Portfolios of Investments.